IDEX MUTUAL FUNDS
                          IDEX ALGER AGGRESSIVE GROWTH


        SUPPLEMENT DATED JUNE 29, 2000 TO PROSPECTUS DATED JUNE 15, 2000,
                          AS SUPPLEMENTED JUNE 15, 2000

THE FOLLOWING PARAGRAPH REPLACES THE SECOND PARAGRAPH FOUND ON PAGE 56, THE LEFT HAND COLUMN UNDER THE HEADING "HOW THE IDEX FUNDS ARE MANAGED AND ORGANIZED" - "IDEX ALGER AGGRESSIVE GROWTH."

SEILAI KHOO has served as co-manager of this fund since June 2000. She has been employed by Alger as a senior research analyst since 1989 and as a senior vice president since 1995. Ms. Khoo also serves as a portfolio manager of other Alger funds.